ACQUISITIONS (Tables)	12 Months Ended
Dec. 31, 2023
Disclosure of detailed information about business combination [abstract]
Summary of final purchase price allocations, at fair values
The purchase price allocations, at fair value, as at December 31, 2023, with respect to the acquisitions are as follows:

(MILLIONS)	Brazil Wind Portfolio	U.S. Renewable Portfolio(1)	Brazil Wind Portfolio(1)	Total
Cash and cash equivalents	$10	$88	$1	$99
Restricted cash	—	111	—	111
Trade receivables and other current assets	9	127	4	140
Property, plant and equipment	130	3,937	40	4,107
Financial instruments assets	—	38	—	38
Equity accounted investments	—	36	—	36
Other non-current assets	19	54	5	78
Accounts payable and accrued liabilities	(22)	(88)	(2)	(112)
Current portion of non-recourse borrowings	(4)	(187)	(2)	(193)
Financial instruments liabilities	—	(1,037)	—	(1,037)
Non-recourse borrowings	(45)	(905)	(17)	(967)
Deferred tax liabilities	—	(29)	—	(29)
Provisions	(2)	(219)	—	(221)
Other long-term liabilities	—	(130)	(6)	(136)
Fair value of net assets acquired	95	1,796	23	1,914
Non-controlling interests	—	(343)	—	(343)
Total fair value of net assets acquired including goodwill, net of non-controlling interests	$95	$1,453	$23	$1,571
(1)The purchase price allocation is preliminary as at December 31, 2023. Brookfield Renewable is currently assessing the fair value of Property, plant and equipment, Financial instruments, Provisions and Deferred tax, Non-recourse borrowings, Other long-term liabilities and Goodwill for the purchase price allocation and expect to finalize the balances in 2024 within the one year measurement period. Refer to Note 7 - Other income for more details.